                           BNY Hamilton Funds, Inc.

                       Supplement dated December 3, 2007
    To BNY Hamilton Equity Funds Prospectus - Class A and Investor Shares,
                                      and
           To BNY Hamilton Funds Prospectus - Institutional Shares,
                           each dated April 30, 2007

Effective December 3, 2007, the following change is hereby made to the Prospectuses referenced above:

The paragraph entitled "BNY Hamilton Small Cap Growth Fund" in the section entitled "Portfolio Managers" is revised as follows:

BNY Hamilton Small Cap Growth Fund is managed by Dwight E. Cowden, CFA, who is a portfolio manager of the Mellon Small Cap Stock Fund and a portfolio manager at Dreyfus. He has managed the Fund since December 3, 2007. Mr. Cowden has been a portfolio manager of the Mellon Small Cap Stock Fund and at Dreyfus since April 2002. He is also a vice president of Mellon Bank, N.A., which he joined in June 1996.

Effective December 3, 2007, at the time of the portfolio manager change discussed above, the benchmark for the BNY Hamilton Small Cap Growth Fund will change from the Russell 2000(R) Index to the S&P Small Cap 600(R) Index. In connection herewith, the following changes are hereby made to the Prospectuses referenced above:

1. The second sentence of the subsection entitled "Principal Investment Strategies" in the section entitled "BNY Hamilton Small Cap Growth Fund" is hereby deleted and replaced with the following:

The Advisor considers small-capitalization companies to be those whose market capitalizations are between $100 million and $3 billion, and companies that are represented in the S&P Small Cap 600(R) Index (without regard to their market capitalization).

2. The fourth sentence of the subsection entitled "Principal Investment Strategies" in the section entitled "BNY Hamilton Small Cap Growth Fund" is hereby deleted and replaced with the following:

As of September 30, 2007, the S&P Small Cap 600(R) Index included companies with market capitalizations ranging from approximately $70 million to $5.555 billion.

                           BNY Hamilton Funds, Inc.

                       Supplement dated December 3, 2007
      to Statement of Additional Information ("SAI") dated April 30, 2007

Effective December 3, 2007, references to Arthur Weise are hereby deleted from the SAI. These references appear in the section entitled "Portfolio Managers." Such references are hereby replaced with the following information in the specified subsections:

Other Accounts Managed and Ownership of Fund Securities

The following table sets forth information regarding other accounts managed by the portfolio managers of the Funds as of [August 31, 2007].[Note to BNY:
Please provide information as of a more recent date, if possible]

                                                                 Accounts with respect to
                                                                 which the advisory fee is
                                                                 based on the performance
                                  Other Accounts Managed             of the account
                           ------------------------------------- -------------------------
                                                       Total                     Total
                                         Number of   Assets in    Number of    Assets in
Name of Fund Manager and   Category of  Accounts in Accounts in  Accounts in  Accounts in
Fund(s) Managed              Account     Category    Category     Category     Category
------------------------   ------------ ----------- ------------ -----------  -----------
Dwight E. Cowden           Registered        1      $675 million      0           $0
                           investment
Small Cap Growth Fund      companies
                           Other pooled      0      $0                0           $0
                           investment
                           vehicles
                           Other             0      $0                0           $0
                           accounts

The following table sets forth the dollar range of each portfolio manager's beneficial share ownership in the Funds, as of December 3, 2007:

                                                      Dollar Range of Shares
 Name of Portfolio Manager    Name of Fund Owned        Owned in the Fund
 ------------------------- ------------------------  ------------------------
 Dwight E. Cowden          Small Cap Growth Fund     None

Compensation

As of December 3, 2007, compensation for portfolio managers who are employed by the following entities is determined as described below:

Mellon Asset Management - Private Wealth Management Group. For portfolio managers within Mellon Asset Management's ("Mellon's") Private Wealth Management Group, such as John Flahive and Dwight E. Cowden, compensation is comprised of four components: (i) a market-based salary, (ii) an annual incentive compensation plan, (iii) a long term incentive plan and (iv) benefits that are offered to similarly situated employees of BNY Mellon affiliated firms. The portfolio managers are compensated by Mellon Bank or its affiliates and not by the Funds.

The incentive compensation plan is comprised of three components: (1) portfolio performance (approximately 70%), (2) individual qualitative performance (approximately 25%) and (3) the overall performance of Mellon's Private Wealth Management group (approximately 5%). Portfolio performance is measured by one- and three-year fund and composite performance compared to the appropriate index and peer universe. The one- and three-year performance in each category is weighted at 35% and 65%, respectively. Assets are weighted according to a matrix based on the participant's job function. Individual qualitative performance measures contributions the participant makes to either Mellon's Equity Management or Fixed Income Management group, account manager/client communications and Mellon's Private Wealth Management group. Senior management may consider additional factors at its discretion.

Senior portfolio managers may be eligible to participate in the Long Term Incentive Plan of Mellon's Private Wealth Management group. A long-term incentive pool is established at the beginning of the plan year. Eighty percent of this pool is allocated to the individual participants as target awards and the remaining 20% is held in reserve until the end of the performance period (3 years). At the end of the performance period, the 20% of the award pool that has been held in reserve may be awarded to participants at management's discretion. Interest is applied to both the target awards (80%) and the reserve (20%) at the T-note rate used for BNY Mellon's Elective Deferred Compensation Plan. Individuals participating in the Long Term Incentive Plan of Mellon's Private Wealth Management group are not eligible to receive stock options.

Investment professionals, including portfolio managers, may be selected to participate in Mellon's Long Term Profit Incentive Plan under which they may be eligible to receive options to purchase shares of stock of BNY Mellon. The options permit the investment professional to purchase a specified amount of stock at a strike price equal to the fair market value of BNY Mellon stock on the date of grant. Typically, such options vest over a set period and must be exercised within a ten-year period from the date of grant. Investment professionals may also receive restricted stock as part of their compensation. If granted, restricted stock normally vests and becomes free of restrictions after a period of three years, although the time period could vary. Generally, in the case of either options or restricted stock, if an employee voluntarily terminates employment before vesting, the unvested options and/or restricted stock are forfeited.